EXHIBIT 32

      Certifications of Chief Executive Officer and Chief Financial Officer


Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of LMI Aerospace, Inc., a Missouri corporation (the "Company"), does hereby certify that, to the best of their knowledge:

The Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2004 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004                  /s/ Ronald S. Saks
                                       -------------------------------------
                                       Ronald S. Saks
                                       President and Chief Executive Officer

Date: August 16, 2004                  /s/ Lawrence E. Dickinson
                                       -------------------------------------
                                       Lawrence E. Dickinson
                                       Secretary and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to LMI Aerospace, Inc. and will be retained by LMI Aerospace, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.